Exhibit 99.2

FOR IMMEDIATE RELEASE

Creative Realities Closes Acquisition of Cineplex Digital Media

Three Directors Added to Company’s Board

LOUISVILLE, KY – November 7, 2025 – Creative Realities, Inc. (“Creative Realities,” “CRI,” or the “Company”) (NASDAQ: CREX), a leading provider of digital signage, media and AdTech solutions, today announced that it has completed the previously-announced acquisition of Cineplex Digital Media (“CDM”) for CAD $70 million in cash. Included in the transaction is Canada’s largest mall retail media network, a Digital Out-of-Home (DOOH) network of over 750 screens with exclusive media representation and revenue sharing with real estate partners across 95 shopping destinations. CDM posted sales of just under CAD $56 million in 2024 and remains on track to deliver 25% year-over-year growth in 2025. As previously disclosed, the acquisition is anticipated to provide the combined company cost synergies of at least USD $10 million across North America, on an annualized basis, by the end of 2026 – reflecting operating efficiencies, margin enhancement opportunities, and application of CRI’s CMS and AdTech platforms. Taking into account these anticipated synergies across the combined company, and based on the historical financial performance of the CDM business for the trailing 12-month period ended September 30th, 2025, CRI calculates the purchase price for the acquisition to be approximately 3X-4X the Adjusted EBITDA of the CDM business for such period.

In addition, the Company increased the size of its Board of Directors from four to seven, appointing three new directors to fill vacancies. Dan McGrath, the Chief Operating Officer of CDM’s prior parent company, Cineplex Inc. (TSX:CGX), along with Tom Ellis and Mike Bosco from North Run Capital LP, will join the Company’s Board.

“This is truly a significant day for Creative Realities, as we more than double the size of the Company, accelerate our growth trajectory, and set the stage for increased shareholder returns in the years ahead,” said Rick Mills, Chairman and Chief Executive Officer. “We look forward to welcoming the staff of CDM into the CRI family and are thrilled to announce three new members to our Board of Directors. These individuals, each with unique capabilities and expertise, will help lead us through our next phase of expansion across North America and overseas. It’s an exciting time to be here, and – given a much larger customer base, new technology offerings, and the potential for significant operating synergies – we can’t wait to see what the future holds.”

As anticipated, CRI financed the acquisition through a combination of debt and preferred equity, including a three-year, $36 million senior term loan with First Merchants Bank and $30 million of convertible preferred equity, with a $3.00 conversion price, provided by affiliates of North Run Capital LP. Craig-Hallum served as exclusive placement agent for the North Run financing. Additional terms and conditions about the CDM acquisition are disclosed in the Company’s related filings with the SEC.

Use of Non-GAAP Measures

Creative Realities, Inc. prepares its consolidated financial statements in accordance with United States generally accepted accounting principles (“GAAP”). In addition to disclosing financial results prepared in accordance with GAAP, the Company discloses information regarding “EBITDA” and “Adjusted EBITDA.” CRI defines “EBITDA” as earnings before interest, income taxes, depreciation and amortization of intangibles. CRI defines “Adjusted EBITDA” as EBITDA excluding stock-based compensation, fair value adjustments and both cash and non-cash non-recurring gains and charges. EBITDA and Adjusted EBITDA are not measures of performance defined in accordance with GAAP. However, EBITDA and Adjusted EBITDA are used internally in planning and evaluating the Company’s operating performance. Accordingly, management believes that disclosure of these metrics offers investors, bankers and other stakeholders an additional view of the Company’s operations that, when coupled with the GAAP results, provides a more complete understanding of the Company’s financial results. EBITDA and Adjusted EBITDA should not be considered as an alternative to net income/(loss) or to net cash used in operating activities as measures of operating results or liquidity. Our calculation of EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures used by other companies, and the measures exclude financial information that some may consider important in evaluating the Company’s performance. A reconciliation of GAAP net income/(loss) to EBITDA and Adjusted EBITDA is included in the accompanying financial schedules.

About Creative Realities, Inc.

Creative Realities designs, develops and deploys digital signage-based experiences for enterprise-level networks utilizing its ClarityTM, ReflectViewTM, and iShowroomTM Content Management System (CMS) platforms. The Company is actively providing recurring SaaS and support services across diverse vertical markets, including but not limited to retail, automotive, digital-out-of-home (DOOH) advertising networks, convenience stores, foodservice/QSR, gaming, theater, and stadium venues. In addition, the Company assists clients in utilizing place-based digital media to achieve business objectives such as increased revenue, enhanced customer experiences, and improved productivity. This includes the design, deployment, and day to day management of Retail Media Networks to monetize on-premise foot traffic utilizing its AdLogicTM and AdLogic CPM+TM programmatic advertising platforms.

Cautionary Note on Forward-Looking Statements

This press release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, and includes, among other things, discussions of our business strategies, product releases, future operations and capital resources. Words such as "estimates," "projects," "expects," "anticipates," "forecasts," "plans," "intends," "believes," "seeks," "may," "will," "should," "future," "propose" and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. Forward-looking statements are not guarantees of future performance, conditions or results. They are based on the opinions, estimates and beliefs of management as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors, many of which are outside of our control, that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. Some of these risks are discussed in the “Risk Factors” section contained in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2024 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, and the Company’s subsequent filings with the U.S. Securities and Exchange Commission. Important factors, among others, that may affect actual results or outcomes include: our ability to integrate CDM’s business into our own, maintain or improve the financial performance of CDM’s business and realize anticipated synergies, our strategy for customer retention, growth, product development, market position, financial results and reserves, our ability to execute on our business plan, our ability to retain key personnel, our ability to remain listed on the Nasdaq Capital Market, our ability to realize the revenues included in our future guidance and backlog reports, our ability to satisfy our upcoming debt obligations and other liabilities, the ability of the Company to continue as a going concern, potential litigation, supply chain shortages, and general economic and market conditions impacting demand for our products and services. Readers should not place undue reliance upon any forward-looking statements. We assume no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Contacts

Media:

Christina Davies

cdavies@ideagrove.com

Investor Relations:

Chris Witty

cwitty@darrowir.com

646-438-9385

ir@cri.com

https://investors.cri.com/